Exhibit 99.1

       Porter Bancorp, Inc. NASDAQ TICKER - PBIBNovember 2, 2017    1

 Porter Bancorp, Inc. - PBIB  FORWARD LOOKING STATEMENTS: This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations. Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Porter Bancorp, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.      2

     Porter Bancorp is a Kentucky-based bank holding company – (NASDAQ: PBIB)PBI Bank is the 14th largest bank domiciled in Kentucky based on total assets Corporate headquarters in Louisville, Ky.Approximately $963 million in assets and 217 associates (fte) at September 30, 2017Broad scope of high-quality retail and business banking products & servicesManagement team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships  About Porter Bancorp and PBI Bank      3

# Management Team



**John T. Taylor**
President & CEO, Porter Bancorp
Chairman, President & CEO, PBI Bank
Joined July 2012
Over 30 years in industry
American Founders Bank – Lexington, KY
PNC Bank, NA – President of Ohio & N. KY Region



**John R. Davis**
Executive Vice President,
Chief Credit Officer, PBI Bank
Joined August 2012

25 Years Previous Experience:
American Founders Bank – Lexington, KY
National City Bank – Louisville, KY and
Dayton & Cleveland, OH



**Phillip W. Barnhouse**
CFO, Porter Bancorp since January 2012
CFO & COO, PBI Bank
Joined Ascencia Bank (Porter Subsidiary) in
September 1998

Previous Experience:
Arthur Andersen LLP – Chattanooga, TN



**Joseph C. Seiler**
Executive Vice President,
Head of Commercial Banking,
PBI Bank
Joined April 2013

25 Years Previous Experience:
PNC Bank, NA – Louisville, KY
National City Bank – Louisville, KY



**Stephanie Renner**
Senior Vice President,
General Counsel, PBI Bank
Joined August 2012

Previous experience:
American Founders Bank
Stites & Harbison, PLLC – Lexington, KY
Bryan Cave, LLP – Los Angeles, CA



**Tom Swink**
Senior Vice President,
Head of Community Banking,
PBI Bank
Joined June 2013

25 Years Previous Experience:
Fifth Third Bank – Lexington, KY,
Cincinnati, OH, and Charlotte, NC

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# Board of Directors



**W. Glenn Hogan**
Founder, CEO and President
Hogan Real Estate
Louisville, KY

Director since 2006



**Bradford T. Ray**
Retired CEO and Chairman
Steel Technologies, Inc.
Louisville, KY

Director since 2014



**John T. Taylor**
President & CEO, Porter Bancorp
Chairman, President & CEO, PBI Bank
Louisville, KY

Director since 2012



**Michael T. Levy**
President Muirfield
Insurance LLC
Lexington, KY

Director since 2014



**W. Kirk Wycoff**
Managing Partner
Patriot Financial Partners LP
Philadelphia, PA

Director since 2010



**James M. Parsons**
Chief Financial Officer
Ball Homes LLC
Lexington, KY

Director since 2015



**Dr. Edmond J. Seifried**
Principal
Seifried & Brew LLC
Bethlehem, PA

Director since 2015

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# Highlights and Accomplishments

- Talent acquisition – Board, management, and production team
- Nonperforming asset reduction
- Enterprise Risk Management system implementation
  - Credit adjudication and centralized operations
  - Regulatory relations; Consent Order terminated 10.31.17
  - Compliance management systems
- Quality loan production and initiation of deposit mix shift
- Financial transactions:
  - Q2-17: Completed $10 million senior borrowing and contributed $9.0 in new capital to PBI Bank
  - Q2-16: Issued 4 million shares of common stock raising $5.0 million in new capital for Bancorp
  - Q3-15: Converted $4 million of TRUPS to common equity at $2.6 million discount
  - Q4-14: Exited TARP program exchanging existing $35 million preferred equity acquired by investors in auction for common and newly issued preferred shares

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     Twelve counties across the Commonwealth of Kentucky with 15 banking centersMetro Louisville, Bullitt and Henry countiesLexingtonSouth central and southern Kentucky  Our Locations      7

# Metro Market Overview

| Louisville | Lexington | Owensboro | Bowling Green |
|---|---|---|---|
| **Corporate Headquarters:** Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa Johns, Texas Roadhouse, and Yum! Brands | **Corporate Headquarters:** Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur-Pedic | **Corporate Headquarters:** Owensboro Health | **Corporate Headquarters:** Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green |
| **Other large employers:** UPS, Ford Motor Company, GE Appliances, and Norton Healthcare | **Other large employers:** Toyota, IBM, and Valvoline | **Other large employers:** Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu | **Other large employers:** General Motors Corvette plant, Rafferty's Restaurants |
| **Universities:** University of Louisville and Bellarmine University | **Universities:** University of Kentucky and Transylvania University | **Universities:** Kentucky Wesleyan University and Brescia University | **Universities:** Western Kentucky University |
| **Deposits in Market:** $18.6 billion PBI market share 0.7% | **Deposits in Market:** $6.8 billion PBI market share 1.0% | **Deposits in Market:** $3.2 billion PBI market share 1.2% | **Deposits in Market:** $2.2 billion PBI market share 1.4% |

Note: Four largest cities in Kentucky

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Historical Summary Financials      9

     Historical Summary Financials      10

     Loan and Yield Detail      11  YTD Yield 4.77%Total Loans $682.5 million

 Loan Portfolio and Asset Quality Trends        12

     Investment Portfolio      13  YTD Tax Equivalent Yield 2.76%Unrealized gain AFS, net $126kUnrecognized gain HTM, net $1.97 million

     Deposit Trends      14

     Net Interest Margin      15

       Capital Ratios      16

     Deferred Tax Asset – The Company has a net deferred tax asset of $51.9 million subject to a full valuation allowance at September 30, 2017. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. The determination to restore a deferred tax asset and eliminate a valuation allowance depends upon the evaluation of both positive and negative evidence regarding the likelihood of achieving sufficient future taxable income levels. A key element of the evaluation is the achievement of pre-tax net income rather than pre-tax net loss on a cumulative basis for the trailing three-year period. At September 30, 2017, our trailing three-year cumulative pre-tax net loss has declined to $762,000. We continue to monitor and evaluate the positive and negative evidence and will reverse the valuation allowance when we determine it is more-likely-than-not the asset will be utilized to reduce future taxes payable related to the future taxable income of the Company.  Deferred Tax Asset (DTA)      17

     Deferred Tax Asset      18  As of 9.30.2017, PBIB’s net DTA totaled approximately $51.9 million against which it carries a full valuation allowance. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 35%).The valuation allowance can be reversed over time to offset future taxable income.Currently, none of the deferred tax asset is included in regulatory capital.DTA capital accretion presents potential upside capital enhancement.Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.An “ownership change” is defined as a more than 50% change in ownership – complex assessment .382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.Tends to slow rate of NOL utilization (reducing present value of tax savings).Some NOLs and other tax benefits could expire before utilization is allowed.In June 2015, PBIB adopted a tax benefits preservation plan.Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.In September 2015, shareholders approved an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.

       Shareholders      19

     Senior Debt      20   Loan amount: $10.0 million – Issued June 30, 2017 Term: 5 years Rate: Three month libor + 2.50% thereafter Repay terms: Interest only quarterly; principal in the amount of $250,000 per quarter beginning at end of quarter 13 through quarter 20 with all unpaid principal due at maturity. Prepayment: Pre-payable without penalty Collateral: 100% of PBI Bank, Inc. common stock Use of proceeds: $9 million capital contribution to PBI Bank Other: $1.0 million retained by lender in pre-paid interest escrow for interest service

 Porter Bancorp, Inc. – Junior Subordinated Debt  Porter has four issues of junior subordinated debentures outstanding totaling $21.0 million as shown in the table below:       21  Proceeds from April 15, 2016 stock offering were used to pay all deferred interest due on our junior subordinated debentures (TRUPS) through June 2016. Porter notified the statutory trust trustees of its intent to re-defer beginning with the third quarter of 2016. If Porter defers interest payments on our TRUPS for 20 consecutive quarters (through June 2021), it must pay all deferred interest or be in default. Accrued and unpaid interest was approx. $950k at 9.30.17.           Optional            Liquidation   Issuance  Prepayment     Maturity  Description   Value   Date  Date  Rate  Date              Porter Statutory Trust II   5,000,000   2/13/2004  3/17/2009  3m Libor + 2.85%  2/13/2034              Porter Statutory Trust III   3,000,000   4/15/2004  6/17/2009  3m Libor + 2.79%  4/15/2034              Porter Statutory Trust IV   10,000,000   12/14/2006  3/1/2012  3m Libor + 1.67%  12/14/2037              Ascencia Statutory Trust I   3,000,000   2/13/2004  3/17/2009  3m Libor + 2.85%  2/13/2034              Total   21,000,000

 Non-GAAP Financial Measures      22